===============================================================================







                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 19, 2001

                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-19612                                     04-2834797
-------------------------------------------------------------------------------
       (Commission File Number)               (IRS Employer Identification No.)

  180 Varick Street, 6th Floor,
         New York, New York                                          10014
-------------------------------------------------------------------------------
   (Address of Principal Executive                                 (Zip Code)
               Offices)

                                 (212) 645-1405
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                   ---------

===============================================================================

Item 5.  Other Events.

We incorporate by reference in its entirety a press release issued by the registrant on September 19, 2001, attached as exhibit 99.1, concerning the registrant's announcement that it has reached an agreement with Bristol-Myers Squibb Company (the "Company") to co-develop and co-promote our lead therapeutic candidate for the treatment of cancer, IMC-C225, in the United States, Canada and Japan and for a subsidiary of the Company to acquire through a tender offer from our shareholders approximately 19.9% of our outstanding shares of common stock.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements

         Inapplicable

(b)      Pro Forma Financial Information

         Inapplicable

(c)      Exhibits

         99.1  Press Release dated September 19, 2001




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ImClone Systems Incorporated

Date:  September 25, 2001                 By  /s/  John B. Landes
     -----------------------------          -----------------------------------
                                              Name:  John B. Landes
                                              Title: Senior Vice President,
                                                     Legal and General Counsel

                         EXHIBIT INDEX

Exhibit
  No.               Description
-------             -----------
  99.1    Press Release dated September 19, 2001